CTS Corporation 4th Quarter and Full-Year2024 Earnings Call February 4, 2025

Cautionary Statement Regarding Forward-Looking Statements Readers are cautioned that the statements contained in this document regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are, or may be deemed to be, “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this document, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements , but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions and increased tariffs, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including, without limitation, the integration of SyQwest, LLC.; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition); the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.  CTS refers to the forward-looking measures of book-to-bill ratio and total booked business in this document. Book-to-bill ratio is the ratio of customer orders received to revenues recorded for the same period. Although the book-to-bill ratio reflects firm customer orders, changes such as terminations, amendments, or contract cancellations may occur which could result in a reduction to the customer orders. Total booked business reflects expected revenue from the remaining life of long-term agreements with transportation customers. Total booked business is adjusted periodically for changes in expected revenue based on market information, fluctuations in foreign currency exchange rates, information from our customers, and any other factors that may impact the expected revenue from these agreements.  Book-to-bill ratio and total booked business are not defined by U.S. GAAP and our methodology for calculating these measures may not be consistent with or comparable to other similarly titled measures of other companies.

  Solid growth from diversified end markets2 Revenue +28% for Q4 2024 Excluding SyQwest, Q4 2024 revenue +8% Revenue +7% for full year 2024 56% of total revenue in Q4 2024 51% of total revenue for full year 2024 Transportation end market challenging – Revenue (18)% for Q4 2024 Revenue (17)% for full year 2024 Lower commercial vehicle sales China softness Book-to-bill ratio3 1.01 for full year 2024 Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Gross Margin and Adj. Earnings per Share are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 2 Diversified end markets, previously referred as the “non-transportation” market, includes the industrial, aerospace & defense, and medical end markets. 3 Refer to slide 2 for information on book-to-bill ratio. Q4 and Full-Year 2024 – Continued Progress on Diversification, Driving Operational Execution  $127M Revenue +2% Fourth Quarter 38.1% Adj. Gross Margin1 +394 bps $0.53 Adj. Diluted EPS1 +14% $516M Revenue (6)% Full Year 2024 37.2% Adj. Gross Margin1 +243 bps $2.17 Adj. Diluted EPS1 (2)%

Medical 4 Aerospace & Defense ($ Millions) Revenue1 ($ Millions) FY 2024 Sales up 3% year-over-year Multiple wins for diagnostics, therapeutics and medical laboratory application Added three new customers – an echo-cardiography application, liver tumor treatment application, and a veterinary ultrasound application FY 2024 Sales up 37% year-over-year SyQwest added $14m in revenue Received orders for sonar applications in North America and Europe Multiple wins for RF filters in anti-jamming applications and temperature sensing Revenue1 1 The end market sales for 2022 were adjusted by immaterial amounts to align the classification of certain customers in connection with our recent acquisitions with our enterprise-level end market information. End Markets Update

End Markets Update Industrial 2 Refer to slide 2 for information on total booked business. 5 Transportation ($ Millions) ($ Millions) FY 2024 sales down 3% year over year Q4 Sales up 26% year-over-year – gradual recovery with distribution and OEMs Multiple wins across various applications Added a new customer in a broadband communications application FY 2024 sales down 17% year over year – China softness, commercial vehicle competition $1.1b total booked business2 at end of Q4 2024 eBrake™ pre-development award with premium European OEM Multiple platform awards, including a new customer for modular accelerator design 1 The end market sales for 2022 were adjusted by immaterial amounts to align the classification of certain customers in connection with our recent acquisitions with our enterprise-level end market information. Revenue1 Revenue

$2.35 2 $2.20 Notes:  1 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 2 Guidance includes the expected impact from the SyQwest acquisition FY 2025 Guidance Revenue ($ Millions) Adjusted Diluted EPS 1 $520 $550 2 Continued progress on growth in diversified end-markets Gradual recovery in industrial end-market with distribution as well as with OEM customers Softness in commercial vehicle-related sales in 2025  Light vehicle market 2025 production expected to be slightly down year-over-year. In China, foreign OEMs losing volume to Chinese OEMs. Tax rate expected to be in the range of 19-21% excluding discrete items Key Outlook Assumptions

4th Quarter and Full-Year 2024 Financial Results

Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Diluted EPS, Adj. Gross Margin and Adj. EBITDA Margin are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Revenue up 2% vs. Q4 2023 Diversified end market revenues up 28% vs. Q4 2023 SyQwest added $11m in revenue Transportation revenues down 18% year-over-year – lower commercial vehicle sales and China softness Adjusted Gross Margin up 394 bps vs. Q4 2023 $1.5m favorable currency rate impact Adjusted EBITDA up 174 bps vs. Q4 2023 Net Income $15.3 $18.7 $13.6 Diluted EPS $0.49 $0.61 $0.45 Adj. Diluted EPS1 $0.47 $0.63 $0.53 Adj. Gross Margin1 34.2% 38.6% 38.1% Adj. EBITDA Margin1 22.1% 24.8% 23.9% Revenue Q4 2024 Financial Summary Results ($ Millions, except percentages and per share amounts) Highlights

Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Diluted EPS, Adj. Gross Margin and Adj. EBITDA Margin are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Net Income $60.5 $58.1 Diluted EPS $1.92 $1.89 Adj. Diluted EPS1 $2.22 $2.17 Adj. Gross Margin1 34.8% 37.2% Adj. EBITDA Margin1 21.9% 22.7% Full-Year 2024 Financial Summary Results ($ Millions, except percentages and per share amounts) Highlights Revenue down 6% year over year Diversified end market revenues up 7% vs. 2023 SyQwest added $14m in revenue Transportation revenues down 17% – lower commercial vehicle sales and China softness Continued year over year margin expansion Adjusted Gross Margin up 243 bps Adjusted EBITDA up 80 bps $2.1m favorable currency rate impact Revenue

Cash and Debt2 $48M Cash Returned to Shareholders FY 20244 $81M FY 2024 Free Cash Flow3 Strong Balance Sheet Solid Foundation for Strategic M&A $19M FY 2024 Capital Expenditures Borrowed Total Facility Operating Cash Flow1 Prioritizing strong cash flow generation ($ Millions) ($ Millions) Notes:  1 2022 results include $27m from US pension plan termination 2 Cash and Debt balance as of December 31, 2024, and reflect the impact of the SyQwest acquisition 3 Free Cash Flow is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 4 Cash Returned to Shareholders consists of share repurchases & dividends.

Q & A

Appendix

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) restructuring-related charges; (3) environmental charges; (4) acquisition-related costs; (5) inventory fair value step-up costs; (6) foreign exchange (gains) losses; (7) non-cash pension expenses (income); and (8) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures.  Restructuring charges – costs primarily relating to workforce reductions, building and equipment relocations, asset impairment charges and other facility closure activities in connection with our continued optimization of our organization. Restructuring-related charges – costs related to restructuring actions that do not qualify as direct restructuring charges under U.S. GAAP. These include duplicative expenses arising from plant consolidation transition activities such as excess rent, utilities, personnel-related and other costs incurred prior to the start of production at a new location.  Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations. Currently, none of these costs and accruals relate to sites that provide revenue generating activities for the Company.  Acquisition-related costs – diligence and transaction costs related to acquisitions including related contingent earnout adjustments. Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions. Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency. Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items or due to tax law changes, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin Three Months Ended December 31, Three Months Ended September 30, Twelve Months Ended December 31, 2024 2023 2024 2024 2023 2022 2012 Gross margin $ 47.9 $ 42.1 $ 49.8 $ 189.2 $ 190.9 $ 210.5 $ 91.5 Net sales   $ 127.4   $ 124.7   $ 132.4   $ 515.8   $ 550.4   $ 586.9 $ 304.5 Gross margin as a % of net sales 37.6% 33.7% 37.6% 36.7% 34.7% 35.9% 30.1% Adjustments to reported gross margin: Restructuring related charges (b) — 0.6 — 0.7 0.6 — — Inventory fair value step-up (b) 0.7 — 1.4 2.1 — 4.0 — Adjusted gross margin   $ 48.6   $ 42.6   $ 51.2   $ 192.0   $ 191.4   $ 214.5 $ 91.5   Adjusted gross margin as a % of net sales   38.1%   34.2%   38.6%   37.2%   34.8%   36.5% 30.1%

Regulation G Schedules ($ Millions, except percentages) Adjusted Operating Earnings Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 2022 Operating earnings $ 19.0 $ 16.3 $ 72.8 $ 75.1 $ 93.0 Net sales $ 127.4 $ 124.7 $ 515.8 $ 550.4 $ 586.9 Operating earnings as a % of net sales 14.9% 13.0% 14.1% 13.6% 15.8% Adjustments to reported operating earnings: Restructuring charges (c) 1.0 1.0 4.7 7.1 1.9 Restructuring related charges (b) — 0.6 0.7 0.6 — Environmental charges (a) 1.9 0.4 1.6 3.5 2.8 Acquisition-related costs (a) (1.0) 0.2 (0.3) 0.4 0.8 Inventory fair value step-up (b) 0.7 — 2.1 — 4.0 Total adjustments to reported operating earnings $ 2.6 $ 2.2 $ 8.8 $ 11.5 $ 9.5 Adjusted operating earnings $ 21.6 $ 18.4 $ 81.6 $ 86.6 $ 102.5 Adjusted operating earnings as a % of net sales 17.0% 14.8% 15.8% 15.7% 17.5%

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA Margin Three Months Ended December 31, Three Months Ended September 30, Twelve Months Ended December 31, 2024 2023 2024 2024 2023 2022 Net earnings (loss) $ 13.6 $ 15.3 $ 18.7 $ 58.1 $ 60.5 $ 59.6 Net sales $ 127.4 $ 124.7 $ 132.4 $ 515.8 $ 550.4 $ 586.9 Net earnings (loss) margin 10.7% 12.3% 14.1% 11.3% 11.0% 10.2% Depreciation and amortization expense 8.2 7.3 8.0 30.9 28.7 29.8 Interest expense 1.3 0.8 1.3 4.2 3.3 2.2 Tax expense (benefit) 3.7 2.3 3.8   13.1 14.6 21.2 EBITDA 26.8 25.7 31.7 106.4 107.2 112.7 Adjustments to EBITDA: Restructuring charges (c) 1.0 1.0 0.8 4.7 7.1 1.9 Restructuring related charges (b) — 0.6 — 0.7 0.6 — Environmental charges (a) 1.9 0.4 (1.0) 1.6 3.5 2.8 Acquisition-related costs (a) (1.0) 0.2 1.3 (0.3) 0.4 2.5 Inventory fair value step-up (b) 0.7 — 1.4 2.1 — 4.0 Non-cash pension and related expense (d) — — — 0.2 — 4.8 Foreign currency (gain) loss (d) 1.0 (0.3) (1.3) 1.7 2.0 4.9 Total adjustments to EBITDA 3.6 1.8 1.1 10.7 13.5 20.9 Adjusted EBITDA $ 30.4 $ 27.6 $ 32.9 $ 117.1 $ 120.7 $ 133.6 Adjusted EBITDA Margin 23.9% 22.1% 24.8% 22.7% 21.9% 22.8%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share Three Months Ended December 31, Three Months Ended September 30, 2024 2024 2023 2023 2024 2024 Per share Per share Per share Net earnings (A) $ 13.6 $ 0.45 $ 15.3 $ 0.49 $ 18.7 $ 0.61 Adjustments to reported net earnings: Restructuring charges (c) 1.0 0.03 1.0 0.03 0.8 0.03 Restructuring related charges (a) — — 0.6 0.02 — — Environmental charges (a) 1.9 0.06 0.4 0.01 (1.0) (0.03) Acquisition-related costs (a) (1.0) (0.03) 0.2 0.01 1.3 0.04 Inventory fair value step-up (b) 0.7 0.02 — — 1.4 0.05 Foreign currency (gain) loss (d) 1.0 0.03 (0.3) (0.01) (1.3) (0.04) Total pretax adjustments to reported net earnings $ 3.5 $ 0.12 $ 1.8 $ 0.06 $ 1.2 $ 0.04 Income tax effect of above adjustments (f) (0.8) (0.03) (0.8) (0.03) (0.5) (0.02) Total adjustments, tax affected (f) (B) $ 2.7 $ 0.09 $ 1.0 $ 0.03 $ 0.7 $ 0.02 Tax adjustments: Other discrete tax items (e) — — (1.6) (0.05) — — Total tax adjustments (C) $ — $ — $ (1.6) $ (0.05) $ — $ — Adjusted net earnings (A+B+C) and Adjusted net earnings per share $ 16.3 0.53 $ 14.7 0.47 $ 19.4 0.63 Net sales $ 127.4 $ 124.7 $ 132.4 Net earnings as a % of net sales 10.7% 12.3% 14.1% Adjusted net earnings as a % of net sales 12.8% 11.8% 14.6%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period. Twelve Months Ended December 31, 2024 2024 2023 2023 2022 2022 2021 2021 2020 2020 Per share Per share Per share Per share Per share Net earnings (loss) (A) $ 58.1 $ 1.89 $ 60.5 $ 1.92 $ 59.6 $ 1.85 $ (41.9) $ (1.30) $ 34.7 $ 1.06 Adjustments to reported net earnings (loss): Restructuring charges (c) 4.7 0.14 7.1 0.22 1.9 0.06 1.7 0.06 1.8 0.06 Restructuring related charges (a) 0.7 0.02 0.6 0.02 — — — — — — Environmental charges (a) 1.6 0.05 3.5 0.11 2.8 0.09 2.3 0.07 2.8 0.08 Acquisition-related costs (a) (0.3) (0.01) 0.4 0.01 2.5 0.08 — — 0.3 0.01 Inventory fair value step-up (b) 2.1 0.07 — — 4.0 0.12 — — — — Non-cash pension and related expense (d) 0.2 0.01 — — 4.8 0.15 132.4 4.10 0.6 0.08 Foreign currency loss (d) 1.7 0.06 2.0 0.06 4.9 0.15 3.3 0.10 (3.4) (0.16) Total pretax adjustments to reported net earnings (loss) $ 10.7 $ 0.34 $ 13.5 $ 0.42 $ 20.9 $ 0.65 $ 139.7 $ 4.33 $ 2.1 $ 0.07 Income tax effect of above adjustments (f) (2.2) (0.07) (2.4) (0.07) (1.6) (0.05) (31.1) (0.99) (1.7) (0.05) Total adjustments, tax affected (f) (B) $ 8.5 $ 0.27 $ 11.1 $ 0.35 $ 19.3 $ 0.60 $ 108.6 $ 3.34 $ 0.4 $ 0.02 Tax adjustments: Increase in valuation allowances (e) — — — — — — 0.9 0.03 0.2 — Other discrete tax items (e) 0.3 0.01 (1.6) (0.05) 0.2 0.01 (4.7) (0.14) 1.2 0.04 Total tax adjustments (C) $ 0.3 $ 0.01 $ (1.6) $ (0.05) $ 0.2 $ 0.01 $ (3.8) $ (0.11) $ 1.4 $ 0.04 Adjusted net earnings (A+B+C) and Adjusted Net Earnings Per Share $ 66.9 $ 2.17 $ 70.0 $ 2.22 $ 79.1 $ 2.46 $ 63.0 $ 1.93 $ 36.5 $ 1.12 Net sales $ 515.8 $ 550.4 $ 586.9 $ 512.9 $ 424.1 Net earnings (loss) as a % of net sales 11.3% 11.0% 10.2% -8.2% 8.2% Adjusted net earnings as a % of net sales 13.0% 12.7% 13.5% 12.3% 8.6%

Reflected in selling, general and administrative and other (expense) income, net. Reflected in cost of goods sold. Reflected in restructuring charges. Reflected in other (expense) income, net. Reflected in income tax expense (income). For 2020, the discrete tax items relate to items we deemed outside normal cash-generating operations including, $0.9 million tax expense related to the company decision to no longer reinvest the earnings of its Taiwan subsidiary, $0.9 million tax expense for the restructuring of the Mexico operations, $0.4 million tax benefits related to US restructurings, $0.4 million tax expense related to capital gains, and $0.5 million tax benefit for changes in uncertain tax benefits. For 2021, the discrete tax items relate to items we deemed outside normal cash-generating operations including, $5.4 million of a stranded tax benefit from the U.S. Pension termination offset by $0.7 million of tax expense from tax costs associated with a one-time internal cash movement, and $0.9 million related to the addition of a valuation allowance for a foreign subsidiary. For 2022, the discrete tax items relate to the net impact to tax expense of expired research and development credits, including the release of associated reserves. For 2023, discrete tax items include adjusting for tax benefits resulting from $0.6 million for research and development tax credits from prior years, $0.8 million in foreign tax credits related to prior years from a 2023 tax law change, as well as $0.2 million from the release of uncertain tax benefits. For 2024, the discrete tax items relate to items we deemed outside normal cash-generating operations including the addition of a valuation allowance for a foreign subsidiary. We determine the tax effect of non-GAAP adjustments by considering the tax laws and statutory income tax rates applicable in the tax jurisdictions of the underlying non-GAAP adjustments. For all periods presented, we applied the statutory income tax rates to the taxable portion of all of our adjustments. Our acquisition costs and foreign currency gains and losses included in our non-GAAP adjustments were not deductible for income tax purposes; therefore, no statutory income tax rate was applied to such costs. Regulation G Schedules

($ Millions, except percentages) Free Cash Flow ($ Millions, except percentages) Controllable Working Capital NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs. NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity. Regulation G Schedules December 31, 2024 2023 2022 Net accounts receivable $ 77.6 $ 78.6 $ 90.9 Net inventory $ 53.6 $ 60.0 $ 62.3 Accounts payable $ (42.6) $ (43.5) $ (53.2) Controllable working capital $ 88.6 $ 95.1 $ 100.0 Quarter sales $ 127.4 $ 124.7 $ 142.3 Multiplied by 4 4 4 4 Annualized sales $ 509.7 $ 498.8 $ 569.1 Controllable working capital as a % of annualized sales 17.4% 19.1% 17.6% Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 2022 Net cash provided by operating activities $ 26.0 $ 32.1 $ 99.3 $ 88.8 $ 121.2 Capital expenditures (6.1) (3.5) (18.6) (14.7) (14.3) Free cash flow $ 19.9 $ 28.6 $ 80.6 $ 74.1 $ 106.9 Operating cash flow as a percentage of net earnings 191% 209% 171% 147% 203% Operating cash flow as a percentage of adjusted EBITDA 86% 116% 85% 74% 91% Free cash flow as a percentage of adjusted net earnings 122% 195% 120% 106% 135%